SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                        Commission File Number: 000-50920

                               Cove Apparel, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               95-4891903
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

1003 Dormador, Suite 21, San Clemente, California                         92672
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(Address of principal executive offices)                             (Zip Code)


                                  949.224.3040
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              (Registrant's Telephone Number, Including Area Code)









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ITEM 5.02  -    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On August 31, 2005, Kevin Peterson was appointed as the treasurer of Cove Apparel, Inc., a Nevada corporation ("Registrant"). On the same date, Shawn Peterson resigned as the treasurer and as a director of the Registrant, leaving Kevin Peterson as the sole officer and director of the Registrant. Shawn Peterson's resignation is not the result of any disagreement on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Peterson's resignation is attached hereto as an exhibit.

ITEM 9.01  -    FINANCIAL STATEMENTS AND EXHIBITS

17.1     Resignation of Shawn Peterson.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Cove Apparel, Inc.


September 1, 2005                      By: /s/ Kevin Peterson
                                           ------------------------------------
                                           Kevin Peterson, President and
                                           Chief Executive Officer